UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 7, 2006

                             THE RESTAURANT COMPANY

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



      DELAWARE                      333-131004                 62-1254388
   (STATE OR OTHER           (COMMISSION FILE NUMBER)        (IRS EMPLOYER
   JURISDICTION OF                                         IDENTIFICATION NO.)
   INCORPORATION)


                          6075 POPLAR AVENUE, SUITE 800
                          MEMPHIS, TENNESSEE 38119-4709

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 877-7375

                                       N/A

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03.    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
              FISCAL YEAR.

              On August 7, 2006, the sole shareholder of The Restaurant
Company (the "Company") approved a proposal to amend the Company's Certificate of Incorporation in order to change the name of the Company to Perkins & Marie Callender's Inc. On August 7, 2006, the Company filed a Certificate of Amendment of the Certificate of Incorporation (the "Amendment") with the Delaware Secretary of State to effect such name change. A copy of the Amendment is attached hereto as Exhibit 3.1 this Form 8-K.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS


(d) Exhibits
3.1 Certificate of Amendment of Certificate of Incorporation of The Restaurant Company dated August 7, 2006.






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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE RESTAURANT COMPANY
                                    (Registrant)

Date:   August 8, 2006              By:  /s/ Joseph F. Trungale
                                        ---------------------------------------
                                         Joseph F. Trungale
                                         President and Chief Executive
                                           Officer



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                                  EXHIBIT INDEX

Exhibit
Number      Description
--------    --------------------------------------------------------------------

3.1 Certificate of Amendment of Certificate of Incorporation of The Restaurant Company dated August 7, 2006.